SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2004

                     American Home Mortgage Investment Corp.
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               (Exact Name of Registrant as Specified in Charter)

            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)

520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)

 Registrant's telephone number, including area code:       (516) 949-3900
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

            On January 12, 2004, American Home Mortgage Investment Corp. (the "Company") issued a press release announcing that it would be reporting financial results for the fiscal quarter ended December 31, 2003 on January 29, 2004. Additionally, the Company announced that its universal shelf registration statement on Form S-3 was declared effective by the Securities and Exchange Commission on January 12, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

      99.1 - Press Release, dated January 12, 2004.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the authorized undersigned.

Date:  January 12, 2004                AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.


                                       By:         /s/ Alan B. Horn
                                            ----------------------------------
                                          Name:    Alan B. Horn
                                          Title:   Executive Vice President
                                                   & General Counsel

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                                  EXHIBIT INDEX

      99.1  Press Release, dated January 12, 2004.